UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 2, 2025

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3642 E. US Highway 70

Claremont, North Carolina 28610

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 459-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2025, CommScope, LLC, a subsidiary of CommScope Holding Company, Inc., a Delaware corporation (the “Company”) entered into a Success Bonus Agreement (the “Bonus Agreement”) with Koen ter Linde, its Senior Vice President and President, Connectivity and Cable Solutions (“CCS”).

As previously reported on a Form 8-K filed with the Commission on August 7, 2025, the Company and Amphenol Corporation, a Delaware corporation (“Amphenol”), have entered into a Purchase Agreement, pursuant to which Amphenol has agreed to purchase, and the Company has agreed to sell, the Company’s CCS reporting segment (the “Transaction”).

Pursuant to the terms of the Bonus Agreement, if Mr. ter Linde remains employed by the Company through the closing of the Transaction, the Company will pay Mr. ter Linde a cash award equal to $1,980,000 (the “Success Bonus”), less withholding for taxes and other similar items. The Success Bonus will be paid to Mr. ter Linde within thirty days following the closing. If Mr. ter Linde terminates his employment prior to the closing for any reason, or the Company terminates his employment for cause prior to the closing, Mr. ter Linde will not be entitled to receive the Success Bonus. In addition, if Mr. ter Linde becomes entitled to receive the Success Bonus, he will not be entitled to any compensation or benefits under his Severance Protection Agreement with the Company, dated as of May 18, 2023, in connection with his termination with the Company or its affiliates upon the closing of the Transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number: Description

10.1 Success Bonus Agreement, dated September 2, 2025, by and between CommScope, LLC and Koen ter Linde.

104 Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: September 3, 2025
	By:	/s/ Krista R. Bowen
	Name:	Krista R. Bowen
	Title:	Senior Vice President, Chief Legal Officer and Secretary